Fees Summary	Aug. 08, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,467,992,500
Previously Paid Amount	0
Total Fee Amount	1,545,075.69
Net Fee	$ 1,545,075.69